SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                            June 21, 1999 (June 16, 1999)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                             OHIO VALLEY BANC CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

                 0-20914                       31-1359191
          ------------------------ -----------------------------------
          (Commission file number) (IRS Employer Identification Number)

                  420 Third Avenue, Gallipolis, Ohio      45631
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)




                            Exhibit Index at Page 4.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.
          Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
          Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.
          Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not applicable.

ITEM 5. OTHER EVENTS.
          On June 15, 1999, the Company's Board of Directors adopted a resolution authorizing the repurchase of up to 175,000 shares or approximately 5% of the Company's outstanding common shares from time to time in open market or privately negotiated purchases. The timing of the purchases and the actual number of common shares purchased will depend on market conditions. This stock repurchase program, effective immediately, will continue through February 15, 2000, unless the program is extended by the Board of Directors. The stock repurchase program is described in the press release issued on June 16, 1999, which is included herewith as Exhibit 99.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.
          Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial statements of business acquired:
               Not applicable.

        (b) Pro forma financial information:
               Not applicable.

        (c) Exhibits:
               99  Press release of Ohio Valley Banc Corp. issued June 16, 1999.


ITEM 8. CHANGES IN FISCAL YEAR.
          Not applicable.

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               OHIO VALLEY BANC CORP.


Date: June 21, 1999                            By   /s/James L. Dailey
                                               --------------------------------
                                                  James L. Dailey, Chairman and
                                                  Chief Executive Officer

                                 EXHIBIT INDEX



Exhibit Number                           Description
--------------                           -----------

     99            Press release of Ohio Valley Banc Corp. issued June 16, 1999.